Interest Expense and Finance Costs	12 Months Ended
Dec. 31, 2022
Interest costs [abstract]
Interest Expense and Finance Costs

15.      Interest Expense and Finance Costs

The amounts in the consolidated statements of comprehensive income/(loss) are analyzed as follows:

	For the year ended December 31,
	2022	2021	2020
Interest payable on long-term borrowings	2,047	1,958	3,721
Bank charges	60	59	69
Amortization of debt discount	165	547	293
Operating lease liability interest	54	52	44
Other finance expenses	34	646	28
Gain from termination of lease liability	(40)	—	—
Total	2,320	3,262	4,155

Other finance expenses for 2021 include approximately $0.6 million (absolute amount) that were the loan prepayment fee and expenses relating to the prepayment of EnTrust loan facility. Interest on long-term debt is normally settled quarterly throughout the year